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                                                                    EXHIBIT 10.1


                    REGULATION S SECURITIES SUBSCRIPTION AGREEMENT
                                  GENTA INCORPORATED


    THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE BECAUSE THEY ARE BELIEVED TO BE EXEMPT FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

    This Regulation S Securities Subscription Agreement (the "Agreement") is executed by the undersigned (the "Subscriber") in connection with the offer and the subscription of the undersigned to purchase an aggregate of $________ of 4% Convertible Debentures (the "Debentures") of GENTA INCORPORATED, a Delaware corporation (the "Company"), at a price of $________. The terms and provisions of the Debentures are set forth in the form of Debenture certificate attached hereto as Exhibit A. This Agreement and the offer and sale of the Debentures contemplated hereby are being made in reliance upon the provisions of Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "Act").
The Subscriber, in order to induce the Company to enter into the transaction contemplated hereby and acknowledging that the Company will rely thereon represents, warrants and agrees as follows:

    1. OFFER TO SUBSCRIBE; PURCHASE PRICE. The Subscriber hereby offers to purchase and subscribes for the Debentures for an aggregate price of $____________. The closing of the transaction contemplated hereby (the "Closing") shall be deemed to occur when this Agreement has been executed by both Subscriber and Company. Payment shall be made at the Closing by delivering immediately available funds in United States dollars by wire transfer for simultaneous closing by delivery of securities versus payment. The Company agrees to deliver certificates representing the Debentures subscribed for at the Closing. The date on which the Closing occurs is hereafter referred to as the Closing Date.

         2. SUBSCRIBER REPRESENTATIONS; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

              a) OFFSHORE TRANSACTION. Subscriber represents and warrants to the Company that (i) Subscriber is not a "U.S. person" as that term is defined in Rule 902(o) of Regulation S; (ii) the Subscriber is not, and on the Closing Date will not be, an affiliate of the Company;
         (iii) at the execution of this Subscription Agreement, Subscriber was outside the United States and no offer


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         to purchase the Debentures was made in the United States; (iv) the
         Subscriber agrees that all offers and sales of the Debentures prior to the expiration of a period commencing on the closing and ending forty
         (40) days thereafter (the "Restricted Period") shall not be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S;
         (v) Subscriber is not a distributor or dealer; (vi) the transactions contemplated hereby (a) have not been and will not be pre-arranged by the Subscriber with a purchaser located in the Unites Sates or a purchaser which is a U.S. person, and (b) are not and will not be part of a plan or scheme by the Subscriber to evade the registration provisions of the Act; (vii) the Subscriber shall take all reasonable steps to ensure its compliance with Regulation S and shall promptly send to each purchaser (x) who acts as a distributor, underwriter, dealer or other person participating pursuant to a contractual arrangement in the distribution of the Debentures or receiving a selling concession, fee or other remuneration in respect of any of the Debentures, or (y) who purchases prior to the expiration of the Restricted Period, a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales as the Subscriber pursuant to Section 903(c)(2)(iv) of Regulation S; and (viii) none of the Subscriber, its affiliates or persons acting on their behalf have conducted and shall not conduct any "directed selling efforts" as that term is defined in rule 902(b) of Regulation S; nor has the Subscriber, its affiliates or persons acting on their behalf have conducted any general solicitations relating to the offer and sale of any of the Debentures in the United States or elsewhere.

              b) BENEFICIAL OWNER. Subscriber is purchasing the Debentures for its own account or for the account of beneficiaries for whom Subscriber has full investment discretion with respect to the Debentures and whom Subscriber has full authority to bind, so that such beneficiary is bound hereby as if such beneficiary were a direct Subscriber hereunder and all representations, warranties and agreements herein were made directly by such beneficiary.

              c) DIRECTED SELLING EFFORTS. Subscriber will not engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Debentures sold hereunder. To the best knowledge of the Subscriber, neither the Company nor any person acting for the Company has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S.

              d) SHORT POSITION. Neither Subscriber nor any of its affiliates will directly or indirectly maintain any short position in any securities of the Company until after the end of the Restricted Period.

              e) INDEPENDENT INVESTIGATION. Subscriber in electing to subscribe for the Debentures hereunder, has relied solely upon the representations and warranties of the Company set forth in the Agreement and on independent investigation


                                         -2-

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         made by it and its representatives, if any, and Subscriber has been given no oral or written representation or assurances from the Company or any representative of the Company other than as set forth in this agreement or in a document executed by a duly authorized representative of the Company making reference to this Agreement.

              f) NO GOVERNMENT RECOMMENDATION OR APPROVAL. Subscriber understands that no United States federal or state agency, or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company, this transaction or the purchase of the Debentures.

         3.   THE COMPANY REPRESENTS, COVENANTS AND WARRANTS THE FOLLOWING:

              a) REPORTING COMPANY STATUS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company is a "Reporting Issuer" as defined by Rule 902 of Regulation S. The Company has registered its Common Stock pursuant to
         Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and trades on the Nasdaq National Market. The Company has filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve
         (12) months immediately preceding the offer or sale of the Debentures.

              b) CONCERNING THE DEBENTURES. The issuance, sale and delivery of the Debentures, except for the conversion factor of the Debentures, are within the Company s corporate powers and have been duly authorized by all required corporate action on the part of the Company and its stockholders and when such securities are issued, sold and delivered in accordance with the terms hereof and the Debentures for the consideration expressed herein and in the Debentures, such securities will be duly and validly issued, fully paid and nonassessable. There are no preemptive rights of any shareholders of the Company.

              c) OFFSHORE TRANSACTION. The Company has not offered or sold the Debentures to any person in the United States, or, to the best knowledge of the Company, any identifiable groups of U.S. citizens abroad, or any U.S. person as that term is defined in Regulation S.
         At the time the buy order for the Debentures was originated the Company and/or its agents reasonably believed Subscriber was outside the United States and was not a U.S. person.

              d) PREARRANGED SALE. The Company and/or its agents believe that the transaction contemplated hereby has not been pre-arranged with a buyer in the United States.


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              e) NO DIRECTED SELLING EFFORTS.  The Company has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has the Company conducted any general solicitation relating to the offer and sale of the Debentures to persons resident within the United States or any other U.S. person as that term is defined in rule 902 of Regulation S.

              f) SUBSCRIPTION AGREEMENT. This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement enforceable against the Company in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

              g) NON-CONTRAVENTION. The execution and delivery of this Agreement and the consummation of the issuance of the Debentures, other than the conversion provision thereof, and the transactions contemplated by this Agreement and the Debentures do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or By-laws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States of any state thereof or any applicable decree, judgment or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over the Company or any of its properties or assets.

              h) LITIGATION. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Company, or which might materially and adversely affect the properties or assets thereof.

              i) NO DEFAULT. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound; and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or the Debentures, other than the conversion provision thereof, will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, any material indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it is bound or any statute or the Certificate of Incorporation or By-laws of the


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         Company, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties.

              j) SEC FILINGS. None of the Company's filings with the Securities and Exchange Commission since January 1, 1995 contained, at the time they were filed, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein in light of the circumstances under which they were made, not misleading. The Company has since January 1, 1995 timely filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

              k) FULL DISCLOSURE. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Subscriber that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the Company or
         (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

         4. COVENANTS OF THE COMPANY. For so long as any Debentures held by the Subscriber remain outstanding, the Company covenants and agrees with the Subscriber that:

              a) It will use its reasonable best efforts to maintain the listing of its Common Stock on the Nasdaq National Market and to increase its authorized common stock to permit the conversion of the Debentures in accordance with the provisions thereof.

              b) Except as otherwise expressly provided in Section 6, it will not issue stop transfer instructions to its transfer agent with respect to and will not place a restrictive legend on the certificates representing the Debentures or the shares of Common Stock issuable upon the conversion thereof.

              c) It will permit the Subscriber to exercise its right to convert the Debentures by telecopying an executed and completed Notice of Conversion to the Company and delivering the original Notice of Conversion and the certificate representing the Debentures to the Company by express courier. Each date on which a Notice of Conversion is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a conversion date. The Company will transmit the certificates representing shares of Common Stock issuable upon conversion of any Debentures (together with the certificates representing the Debentures not so converted) to the Subscriber via express courier, by electronic transfer or otherwise within three business days after the conversion date if the Company has received the original Notice of Conversion and Debentures certificate being so converted by such date. In addition to any other remedies which may be available to the Subscriber, in the event that the


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         Company fails for any reason to effect delivery of such shares of
         Common Stock within such three business day period, the Subscriber will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.

         5. RESTRICTIONS ON CONVERSION OF DEBENTURES. The Subscriber or any subsequent holder of the Debentures (the "Holder") shall be prohibited from converting any portion of the Debentures which would result in the Subscriber or the Holder being deemed the beneficial owner, in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, of five percent (5%) or more of the then issued and outstanding Common Stock of the Company or which would result in the Debentures being converted into an aggregate of more than _______ shares of Common Stock.

         6. SHARES TO BE ISSUED WITHOUT RESTRICTIVE LEGEND. All shares of Common Stock issuable upon conversion of the Debentures shall be issued without restrictive legend, in the name of the Subscriber or such non-U.S. persons as may be designated by the Subscriber prior to the Closing. The Company warrants that no stop transfer instructions, other than with respect to transfers to U.S. Persons of the certificates representing such Debentures during the Restricted Period, have been given or will be given and that from and after the expiration of the Restricted Period the Debentures and the shares of Common Stock issuable upon the conversion thereof shall be freely transferable on the books and records of the Company. Nothing in this Section 6, however, shall affect in any way the Subscriber's obligations and agreements to comply with all applicable securities laws upon resale of the Debentures.

         7. RELIANCE ON REPRESENTATIONS. The Subscriber understands that the offer and sale of the Debentures are not being registered under the Act. The Company an the Subscriber are relying on the rules governing offers and sales made outside the United States pursuant to Regulation S.

         8. RESALES. Subscriber acknowledges and agrees that the Debentures may only be resold (a) in compliance with Regulation S; (b) pursuant to a Registration Statement under the Act; or (c) pursuant to an exemption from registration under the Act other than Regulation S.

         9. CONFIDENTIALITY. Each of the Company and the Subscriber agrees to keep confidential and not to disclose to or use for the benefit of any third party the terms of this Agreement or any other information which at any time is communicated by the other party as being confidential without the prior written approval of the other party; provided, however, that this


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              provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law.

         10. INDEMNIFICATION. Each of the Company and the Subscriber agrees to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

         11. REGISTRATION. After the expiration of the Restricted Period, if the Company fails to issue to the Subscriber or the Subscriber s transferees certificates for shares of Common Stock issuable upon conversation of the Debentures bearing no restrictive legend and free of stop transfer instructions for any reason other than the Company's reasonable good faith belief that the representations and warranties made by the Subscriber in this Agreement were untrue when made, then the Company shall be required, at the request of the Subscriber and the Company's expense, to effect the registration of such shares of Common Stock under the Act, and relevant Blue Sky laws as promptly as is practicable. The Company and the Subscriber shall cooperate in good faith in connection with the furnishing of information required for such registration and the taking of such other actions as may be legally or commercially necessary in order to effect such registration. The Company shall file a registration statement within 30 days of Subscriber's written demand therefore and shall use its best efforts to cause such registration statement to become effective as soon as practicable thereafter. Such best efforts shall include, but not be limited to, promptly responding to all comments received from the staff of the Securities and Exchange Commission, providing Subscriber's counsel with a contemporaneous copy of all written communications from and to the staff of the Securities and Exchange Commission with respect to such registration statement and promptly preparing and filing amendments to such registration statement which are responsive to the comments received from the staff of the Securities and Exchange Commission. Once declared effective by the Securities and Exchange Commission, the Company shall cause such registration statement to remain effective until the earlier of
              (i) the sale by the Subscriber of all shares of Common Stock so registered or (ii) 120 days after the effective date of such registration statement. In the event that the Company has not effected the registration of such shares of Common Stock under the Act and relevant Blue Sky laws within 90 days after the date of the Subscriber's demand therefore, the Company shall pay to the Subscriber by wire transfer, as liquidated damages for such failure and not as a penalty, an amount in cash equal to ______. Such payment shall be made to the Subscriber immediately upon expiration of


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              the 90-day period referenced in the preceding sentence if the registration of such shares of Common Stock is not effected by such date; provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register such shares of Common Stock pursuant to this Section 11.

         12. NOTICES. Any notice to be given or to be served upon any party to this Agreement in connection with this Agreement must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two (2) days after it has been submitted for delivery by Federal Express or an equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery:

         If to the Company, to:

         Genta Incorporated
         3550 General Atomics Court
         San Diego, California  92121
         Attention:     Howard Sampson
                        Chief Financial Officer
         Phone No.:     (619) 455-2700
         Fax No.:       (619) 455-2712
         If to the Subscriber, to:

         -------------------------

         -------------------------

         -------------------------

         Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

         13. MULTIPLE COUNTERPARTS. This Agreement may be executed in several counterparts, each of which will be deemed to be an original but all of which will constitute one in the same instrument.
              However, in enforcing any party s rights under this agreement it will be necessary to produce only one copy of this Agreement signed by the party to be charged.

         14. CERTAIN AGREEMENTS. The Company covenants and agrees that it will not (I) enter into any subsequent Regulation D or Regulation S transaction with any third party until the expiration of a period of 30 days from the closing date or (ii) enter into any subsequent Regulation D or Regulation S transaction with any third party within a period of 30 days following


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              the foregoing 30-day period without first offering the Subscriber the opportunity (which shall remain open for a period of five business days from the date the Subscriber receives notice thereof) to purchase up to all of such additional Regulation D or Regulation S securities (in the discretion of the Subscriber) on the terms and provisions on which the Company proposes to offer such additional Regulation D or Regulation S securities to such third parties. In the event that the Subscriber declines to participate in any such investment, the Company shall provide the Subscriber with prompt written notice of the consummation of any such transaction with a third party, specifying the material terms thereof. However, clauses 14(i) and 14(ii) will not apply to (i) the issuance of securities in connection with a merger, consolidation, sale of assets, disposition of a business, product or license by the Company, strategic alliance, private placement by a nationally recognized investment banking firm (including __________________), public offering, securities issued at the then current market price, in exercise of options or (ii) the exchange of the capital stock of the Company for assets, stock or other joint venture interests.

         15. GOVERNING LAW. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of New York or the state courts of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.


                                         -9-

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The undersigned acknowledges that this Agreement shall not be effective unless and until accepted by the Company as indicated below.

    Dated this ______ day of September, 1996.


                                       ----------------------------------------



                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------



THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE ____ DAY OF SEPTEMBER 1996.


                                       GENTA INCORPORATED



                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------


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